UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  --------------
                                    FORM 8-K
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                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 29, 2011

                           HAZLO! TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Nevada                        333-170480            80-0638212
(State or Other Jurisdiction     (Commission File      (IRS Employer
     of Incorporation)                 Number)            Identification No.)


         Room 2119 Mingyong Building, No. 90 Xian Road
                Shahekou District, Dalian, China               116021
          (Address of Principal Executive Offices)           (Zip Code)

                                 (86) 13909840703
                (Registrant's Telephone Number, Including Area Code)

                                        N/A
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2011, Hazlo! Technologies, Inc. (the "Company") entered into a material definitive agreement with Yung Kong Chin ("Mr. Chin"), an individual, by which Mr. Chin acquired four million seven hundred thousand (4,700,000) shares of the Company's common stock. The transaction closed on September 29, 2011. Following the transaction, Mr. Chin controls approximately 72.8% of the Company's outstanding capital stock.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 29, 2011, Yung Kong Chin was appointed as sole Director as
well as President of the Company.   On the same date, Michael A. Klinicki and
Alejandra J. De La Torre resigned from all positions previously held in the Company.

Set forth below is certain biographical information regarding the New Director and Officer:

Appointment of Yung Kong Chin:  Sole Director and President of the Company.

Yung Kong Chin, age 58, resides in Dalian, China. Mr. Chin is the Managing Director of QMIS Capital Finance. Since 2002 Mr. Chin has devoting most of his time advising Chinese clients on financial restructuring, pre-audit evaluation before going public, pre-IPO investment strategies, and on the process of going public in the United States. From 1995 to 2002, Mr. Chin was financial controller for the Kwok Group Company in China. Prior to 1995 Mr. Chin was a practicing auditor and Certified Public Accountant (CPA) with Foo Kon & Tan in Singapore. Mr. Chin graduated from University of Hull in the United Kingdom with a Masters degree in Finance.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 30, 2011                       HAZLO! TECHNOLOGIES, INC.

                                     By:    /s/ Yung Kong Chin
                                                Yung Kong Chin
                                                President and Director